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                                                                  Exhibit 23.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         We consent to the use in this Registration Statement on Form S-3, Amendment No. 1 of our report dated December 9, 1998 relating to the financial statements of Olympic Cascade Financial Corporation as of September 25, 1998 and for the year then ended.

                             /s/ Feldman Sherb Ehrlich & Co., P.C.
                             Feldman Sherb Ehrlich & Co., P.C.
                             Certified Public Accountants

April 14, 1999
New York, New York